Exhibit 99.2

PartnerRe Ltd.

Financial Supplement

Financial Information

as at March 31, 2012

(unaudited)

The following financial supplement is provided to assist in your understanding of

PartnerRe Ltd.

This report is for information purposes only. It should be read in conjunction with documents filed with the SEC by PartnerRe Ltd., including the Company’s Annual

Report on Form 10-K/A and Quarterly Reports on Form 10-Q.

PartnerRe Ltd.

Financial Supplement - March 31, 2012

PartnerRe Ltd.

Regulation G

In addition to the GAAP financial measures set forth in this Financial Supplement, the Company has also included certain non-GAAP financial measures within the meaning of Regulation G. Management believes that these non-GAAP financial measures are important to investors, analysts, rating agencies and others who use the Company’s financial information and will help provide a consistent basis for comparison between quarters and for comparison with other companies within the industry. However, investors should consider these non-GAAP measures in addition to, and not as a substitute for, measures of financial performance prepared in accordance with GAAP.

The reconciliation of non-GAAP financial measures to the most comparable GAAP financial measures in accordance with Regulation G is included within the relevant tables.

Operating Earnings (Loss) available to Common Shareholders (Operating Earnings (Loss)), Diluted Operating Earnings (Loss) per Common Share and Annualized Operating Return on Beginning Diluted Book Value per Common Share and Common Share Equivalents Outstanding (Annualized Operating ROE): The Company uses Operating Earnings (Loss), Diluted Operating Earnings (Loss) per Common Share and Annualized Operating ROE to measure performance, as these measures focus on the underlying fundamentals of the Company’s operations. Operating Earnings (Loss) exclude the impact of net realized and unrealized gains and losses on investments, net of tax, net foreign exchange gains and losses, net of tax, and the interest in earnings (losses) of equity investments, net of tax, where the Company does not control the investee companies’ activities, and are calculated after preferred dividends. The Company calculates Diluted Operating Earnings (Loss) per Common Share using Operating Earnings (Loss) for the period divided by the weighted average number of common shares and common share equivalents outstanding. The Company calculates Annualized Operating ROE using annualized Diluted Operating Earnings (Loss) per Common Share for the period divided by the Diluted Book Value per common share and common share equivalents outstanding as of the beginning of the year. Operating Earnings (Loss) and Diluted Operating Earnings (Loss) per Common Share should not be viewed as a substitute for Net Income (Loss) or Diluted Net Income (Loss) per Common Share prepared in accordance with GAAP. Annualized Operating ROE supplements GAAP information.

Book Value excluding Net Unrealized Gains and Losses on Fixed Income Securities and Funds Held - Directly Managed, Net of Tax (Book Value excluding NURGL) and Diluted Book Value per Common Share and Common Share Equivalents Outstanding (Diluted Book Value per Common Share) excluding Net Unrealized Gains and Losses on Fixed Income Securities and Funds Held - Directly Managed, Net of Tax (Diluted Book Value excluding NURGL): The Company calculates Book Value excluding NURGL using common shareholders’ equity less net unrealized gains and losses on fixed income securities and funds held - directly managed, net of tax. Book Value excluding NURGL focuses on the underlying fundamentals of the Company’s financial position without the impact of interest rates and credit spreads on the unrealized gains and losses on fixed income securities and funds held - directly managed, net of tax. The Company calculates Diluted Book Value excluding NURGL using Book Value excluding NURGL divided by the weighted average number of common shares and common share equivalents outstanding.

Total Capital: The Company calculates Total Capital as the sum of total shareholders’ equity, long-term debt, senior notes and capital efficient notes. The Company uses Total Capital as a measure to manage the capital structure of the Company.

Basis of Presentation

Effective January 1, 2011, the Company redefined its Operating Earnings (Loss), Diluted Operating Earnings (Loss) per Common Share and Annualized Operating ROE calculations. Following the redefinition, Operating Earnings (Loss) exclude the impact of net foreign exchange gains and losses, net of tax, in addition to net realized and unrealized gains and losses on investments, net of tax, and the interest in earnings (losses) of equity investments, net of tax, and are calculated after preferred dividends. In addition, following the redefinition, Annualized Operating ROE is calculated on a diluted per share basis. All periods presented have been recast to reflect the Company’s redefined non-GAAP measures. For a reconciliation of the previously published non-GAAP measures for the year ended December 31, 2010 to the redefined non-GAAP measures, see the Company’s financial supplement as of December 31, 2011.

The Company’s Non-life sub-segment information has been recast for all periods presented to reflect the redefined financial reporting segments, as announced by the Company on January 11, 2011. The new presentation continues to include three segments: Non-life, Life, and Corporate and Other. The Non-life segment now has four sub-segments: North America, Global (Non-U.S.) P&C, Global (Non-U.S.) Specialty, and Catastrophe. The Life segment remains unchanged. Paris Re is no longer presented as a separate Non-life sub-segment and its historical results have been recast into the Company’s other Non-life sub-segments. In addition, management responsibilities for certain lines of business and certain other treaties have been redefined, and accordingly, the historical Non-life sub-segment results have been recast to reflect these changes.

PartnerRe Ltd.

Consolidated Income Statements

(Expressed in thousands of U.S. dollars or shares, except per share data)

(Unaudited)

	For the three months ended					For the year ended
	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2011	December 31, 2010

Revenues
Gross premiums written	$1,567,483	$897,962	$1,095,326	$1,082,205	$1,557,561	$4,633,054	$4,885,266

Net premiums written	$1,473,286	$879,886	$1,079,557	$1,056,467	$1,470,419	$4,486,329	$4,705,116
(Increase) decrease in unearned premiums	(483,456)	301,515	214,762	50,978	(405,830)	161,425	71,355

Net premiums earned	989,830	1,181,401	1,294,319	1,107,445	1,064,589	4,647,754	4,776,471
Net investment income	146,896	155,540	163,647	158,328	151,633	629,148	672,782
Net realized and unrealized investment gains (losses)	192,735	74,553	26,139	78,199	(112,199)	66,692	401,482
Other income	2,746	3,072	1,434	1,596	1,813	7,915	10,470

Total revenues	1,332,207	1,414,566	1,485,539	1,345,568	1,105,836	5,351,509	5,861,205

Expenses
Losses and loss expenses and life policy benefits	576,486	1,069,204	881,626	814,523	1,607,217	4,372,570	3,283,618
Acquisition costs	211,608	238,772	262,489	229,251	207,849	938,361	972,537
Other operating expenses	98,174	113,033	103,822	113,694	104,297	434,846	539,751
Interest expense	12,220	12,219	12,216	12,214	12,300	48,949	44,413
Amortization of intangible assets	8,893	8,893	9,520	9,165	8,827	36,405	31,461
Net foreign exchange losses (gains)	2,589	(14,655)	(10,587)	(8,737)	(695)	(34,675)	20,686

Total expenses	909,970	1,427,466	1,259,086	1,170,110	1,939,795	5,796,456	4,892,466

Income (loss) before taxes and interest in earnings (losses) of equity investments	422,237	(12,900)	226,453	175,458	(833,959)	(444,947)	968,739
Income tax expense (benefit)	67,174	3,341	41,803	50,085	(26,258)	68,972	128,784
Interest in earnings (losses) of equity investments	5,078	(1,402)	(4,527)	(1,188)	745	(6,372)	12,597

Net income (loss)	$360,141	$(17,643)	$180,123	$124,185	$(806,956)	$(520,291)	$852,552

Preferred dividends	$15,405	$15,405	$14,352	$8,631	$8,631	$47,020	$34,525

Operating earnings (loss) available to common shareholders	$181,695	$(137,688)	$164,498	$67,153	$(735,572)	$(641,609)	$491,807

Comprehensive income (loss), net of tax	$376,237	$(22,420)	$126,271	$128,568	$(769,410)	$(536,991)	$771,681

Per Share Data:
Earnings (loss) per common share:
Basic operating earnings (loss)	$2.78	$(2.06)	$2.43	$0.99	$(10.82)	$(9.50)	$6.40
Net realized and unrealized investment gains (losses), net of tax	2.43	0.85	0.09	0.61	(1.30)	0.23	3.92
Net foreign exchange (losses) gains, net of tax	(0.02)	0.75	—	0.13	0.11	0.98	0.17
Interest in earnings (losses) of equity investments, net of tax	0.08	(0.03)	(0.07)	(0.02)	0.02	(0.11)	0.16

Basic net income (loss)	$5.27	$(0.49)	$2.45	$1.71	$(11.99)	$(8.40)	$10.65

Weighted average number of common shares outstanding	65,404.2	66,877.1	67,743.3	67,628.1	67,997.4	67,558.7	76,839.5

Diluted operating earnings (loss)	$2.76	$(2.06)	$2.41	$0.98	$(10.82)	$(9.50)	$6.29
Net realized and unrealized investment gains (losses), net of tax	2.42	0.85	0.09	0.60	(1.30)	0.23	3.86
Net foreign exchange (losses) gains, net of tax	(0.02)	0.75	—	0.13	0.11	0.98	0.16
Interest in earnings (losses) of equity investments, net of tax	0.08	(0.03)	(0.07)	(0.02)	0.02	(0.11)	0.15

Diluted net income (loss)	$5.24	$(0.49)	$2.43	$1.69	$(11.99)	$(8.40)	$10.46

Weighted average number of common shares and common share equivalents outstanding	65,842.8	66,877.1	68,182.0	68,442.3	67,997.4	67,558.7	78,234.3

Dividends declared per common share	$0.62	$0.60	$0.60	$0.60	$0.55	$2.35	$2.05

PartnerRe Ltd.

Condensed Consolidated Balance Sheets

(Expressed in thousands of U.S. dollars or shares, except per share data)

(Unaudited)

	March 31, 2012		December 31, 2011		September 30, 2011		June 30, 2011		March 31, 2011		December 31, 2010

Assets
Total investments	$15,754,854		$15,287,245		$15,789,856		$15,955,923		$14,684,553		$14,297,867
Funds held - directly managed	1,264,383		1,268,010		1,322,761		1,379,513		1,514,453		1,772,118
Cash and cash equivalents	1,210,229		1,342,257		1,073,432		1,606,842		2,009,737		2,111,084
Accrued investment income	181,898		189,074		198,503		181,806		187,718		201,928
Reinsurance balances receivable	2,571,038		2,059,976		2,313,538		2,517,586		2,515,845		2,076,884
Reinsurance recoverable on paid and unpaid losses	432,059		397,788		447,015		489,415		456,352		382,878
Funds held by reinsured companies	799,988		796,290		814,950		846,466		848,182		937,032
Deferred acquisition costs	636,537		547,202		602,275		661,564		671,417		595,557
Goodwill	455,533		455,533		455,533		455,533		455,533		455,533
Intangible assets	124,974		133,867		142,760		154,194		166,187		178,715
Other assets	364,163		378,131		458,490		351,080		392,798		354,775

Total assets	$23,795,656		$22,855,373		$23,619,113		$24,599,922		$23,902,775		$23,364,371

Liabilities
Unpaid losses and loss expenses	$11,143,354		$11,273,091		$11,352,599		$12,016,271		$11,887,316		$10,666,604
Policy benefits for life and annuity contracts	1,707,982		1,645,662		1,678,201		1,726,180		1,670,768		1,750,410
Unearned premiums	2,017,177		1,448,841		1,787,351		2,067,996		2,102,053		1,599,139
Other reinsurance balances payable	522,701		443,873		493,926		554,386		505,198		491,194
Debt obligations	820,989		820,989		820,989		820,989		820,989		820,989
Other liabilities	796,582		755,375		778,364		782,056		741,618		829,116

Total liabilities	17,008,785		16,387,831		16,911,430		17,967,878		17,727,942		16,157,452

Total shareholders’ equity	6,786,871		6,467,542		6,707,683		6,632,044		6,174,833		7,206,919

Total liabilities and shareholders’ equity	$23,795,656		$22,855,373		$23,619,113		$24,599,922		$23,902,775		$23,364,371

Shareholders’ Equity Per Common Share (excluding preferred shares)	$90.23		$85.33		$85.82		$84.71		$83.85		$95.55

Diluted Book Value Per Common Share and Common Share Equivalents Outstanding (assuming exercise of all share-based awards)	$89.63		$84.82		$85.26		$83.71		$82.50		$93.77

Number of Common Shares and Common Share Equivalents Outstanding	65,751.6		65,715.7		68,188.1		68,552.0		68,542.4		71,312.3

Capital Structure:
Senior notes (1)	$750,000	10%	$750,000	10%	$750,000	10%	$750,000	10%	$750,000	11%	$750,000	9%
Capital efficient notes (2)	63,384	1	63,384	1	63,384	1	63,384	1	63,384	1	63,384	1
Preferred shares, aggregate liquidation value	893,750	12	893,750	12	893,750	12	893,750	12	520,000	7	520,000	7
Common shareholders’ equity	5,893,121	77	5,573,792	77	5,813,933	77	5,738,294	77	5,654,833	81	6,686,919	83

Total Capital	$7,600,255	100%	$7,280,926	100%	$7,521,067	100%	$7,445,428	100%	$6,988,217	100%	$8,020,303	100%

(1)	PartnerRe Finance A LLC and PartnerRe Finance B LLC, the issuers of the senior notes, do not meet U.S. GAAP consolidation requirements. Accordingly, the Company shows the related intercompany debt of $250.0 million and $500.0 million, respectively, on its Condensed Consolidated Balance Sheets.
(2)	PartnerRe Finance II, the issuer of the capital efficient notes, does not meet U.S. GAAP consolidation requirements. Accordingly, the Company shows the related intercompany debt of $71.0 million on its Condensed Consolidated Balance Sheets.

PartnerRe Ltd.

Condensed Consolidated Statements of Cash Flows

(Expressed in millions of U.S. dollars)

(Unaudited)

		For the three months ended				For the year ended
	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2011	December 31, 2010

Net cash provided by (used in) operating activities:

Underwriting operations (1)	$(68)	$(140)	$(314)	$84	$340	$(29)	$650

Investment income	188	189	167	186	189	731	762

Taxes and foreign exchange	(41)	(59)	(12)	(14)	(43)	(128)	(185)

Net cash provided by (used in) operating activities	$79	$(10)	$(159)	$256	$486	$574	$1,227

Net cash provided by (used in) operating activities	$79	$(10)	$(159)	$256	$486	$574	$1,227

Net cash (used in) provided by investing activities	(168)	519	(292)	(987)	(320)	(1,080)	1,102

Net cash (used in) provided by financing activities	(50)	(223)	(55)	322	(286)	(242)	(922)

Effect of foreign exchange rate changes on cash	7	(17)	(28)	6	19	(21)	(34)

(Decrease) increase in cash and cash equivalents	(132)	269	(534)	(403)	(101)	(769)	1,373

Cash and cash equivalents - beginning of period	1,342	1,073	1,607	2,010	2,111	2,111	738

Cash and cash equivalents - end of period	$1,210	$1,342	$1,073	$1,607	$2,010	$1,342	$2,111

(1)	For the three months ended March 31, 2011, the three months ended June 30, 2011, the three months ended September 30, 2011 and the year ended December 31, 2011, net cash provided by underwriting operations includes approximately $295 million, $5 million, $58 million and $358 million, respectively, of cash related to the release of assets from the Funds Held - Directly Managed Portfolio.

PartnerRe Ltd.

Consolidated Statements of Comprehensive Income (Loss)

(Expressed in thousands of U.S. dollars)

(Unaudited)

		For the three months ended
	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011

Net income (loss)	$360,141	$(17,643)	$180,123	$124,185	$(806,956)

Change in currency translation adjustment	17,207	(960)	(54,958)	6,303	37,781
Change in net unrealized gains or losses on investments, net of tax	(242)	(204)	(244)	(249)	(252)
Change in unfunded pension obligation, net of tax	(869)	(3,613)	1,350	(1,671)	17

Comprehensive income (loss)	$376,237	$(22,420)	$126,271	$128,568	$(769,410)

	For the year ended
	December 31, 2011	December 31, 2010

Net (loss) income	$(520,291)	$852,552

Change in currency translation adjustment	(11,834)	(66,742)
Change in net unrealized gains or losses on investments, net of tax	(949)	(4,908)
Change in unfunded pension obligation, net of tax	(3,917)	(9,221)

Comprehensive (loss) income	$(536,991)	$771,681

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

		For the three months ended March 31, 2012
	North America	Global (Non-U.S.) P&C	Global (Non-U.S.) Specialty	Catastrophe	Total Non- life Segment	Life Segment	Corporate and Other	Total

Gross premiums written	$341	$347	$417	$242	$1,347	$217	$3	$1,567

Net premiums written	$341	$346	$353	$215	$1,255	$215	$3	$1,473
Increase in unearned premiums	(103)	(187)	(45)	(125)	(460)	(21)	(2)	(483)

Net premiums earned	$238	$159	$308	$90	$795	$194	$1	$990
Losses and loss expenses and life policy benefits	(133)	(98)	(194)	(2)	(427)	(149)	—	(576)
Acquisition costs	(66)	(38)	(70)	(9)	(183)	(29)	—	(212)

Technical result	$39	$23	$44	$79	$185	$16	$1	$202

Other income					1	—	1	2
Other operating expenses					(63)	(12)	(23)	(98)

Underwriting result					$123	$4	n/a	$106

Net investment income						17	130	147

Allocated underwriting result (1)						$21	n/a	n/a

Net realized and unrealized investment gains							193	193
Interest expense							(12)	(12)
Amortization of intangible assets							(9)	(9)
Net foreign exchange losses							(3)	(3)
Income tax expense							(67)	(67)
Interest in earnings of equity investments							5	5

Net income							n/a	$360

Loss ratio (2)	55.9%	61.6%	63.2%	2.1%	53.8%
Acquisition ratio (3)	27.5	23.9	22.6	10.5	23.0

Technical ratio (4)	83.4%	85.5%	85.8%	12.6%	76.8%
Other operating expense ratio (5)					7.9

Combined ratio (6)					84.7%

(1)	Allocated underwriting result is defined as net premiums earned, other income or loss and allocated net investment income less life policy benefits, acquisition costs and other operating expenses.
(2)	Loss ratio is obtained by dividing losses and loss expenses by net premiums earned.
(3)	Acquisition ratio is obtained by dividing acquisition costs by net premiums earned.
(4)	Technical ratio is defined as the sum of the loss ratio and the acquisition ratio.
(5)	Other operating expense ratio is obtained by dividing other operating expenses by net premiums earned.
(6)	Combined ratio is defined as the sum of the technical ratio and the other operating expense ratio.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

		For the three months ended March 31, 2011
	North America	Global (Non-U.S.) P&C	Global (Non-U.S.) Specialty	Catastrophe	Total Non- life Segment	Life Segment	Corporate and Other	Total

Gross premiums written	$338	$318	$375	$317	$1,348	$208	$2	$1,558

Net premiums written	$338	$317	$315	$292	$1,262	$206	$2	$1,470
(Increase) decrease in unearned premiums	(79)	(136)	2	(168)	(381)	(22)	(2)	(405)

Net premiums earned	$259	$181	$317	$124	$881	$184	$—	$1,065
Losses and loss expenses and life policy benefits	(174)	(150)	(221)	(918)	(1,463)	(145)	—	(1,608)
Acquisition costs	(66)	(40)	(80)	8	(178)	(30)	—	(208)

Technical result	$19	$(9)	$16	$(786)	$(760)	$9	$—	$(751)

Other income					1	—	1	2
Other operating expenses					(66)	(12)	(26)	(104)

Underwriting result					$(825)	$(3)	n/a	$(853)

Net investment income						15	137	152

Allocated underwriting result (1)						$12	n/a	n/a

Net realized and unrealized investment losses							(112)	(112)
Interest expense							(12)	(12)
Amortization of intangible assets							(9)	(9)
Net foreign exchange gains							—	—
Income tax benefit							26	26
Interest in earnings of equity investments							1	1

Net loss							n/a	$(807)

Loss ratio (2)	67.0%	82.8%	69.7%	743.0%	166.0%
Acquisition ratio (3)	25.6	22.1	25.3	(6.7)	20.3

Technical ratio (4)	92.6%	104.9%	95.0%	736.3%	186.3%
Other operating expense ratio (5)					7.4

Combined ratio (6)					193.7%

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Non-life segment

	For the three months ended					For the year ended
	March 31, 2012 (A)	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2011	December 31, 2010

Net premiums written	$1,255	$690	$880	$857	$1,262	$3,688	$3,961

Net premiums earned	$795	$975	$1,083	$905	$881	$3,844	$4,029

Losses and loss expenses	(427)	(898)	(710)	(646)	(1,463)	(3,717)	(2,657)
Acquisition costs	(183)	(211)	(229)	(203)	(178)	(821)	(856)

Technical result	$185	$(134)	$144	$56	$(760)	$(694)	$516

Other income	1	2	1	—	1	4	5
Other operating expenses	(63)	(78)	(69)	(71)	(66)	(283)	(317)

Underwriting result	$123	$(210)	$76	$(15)	$(825)	$(973)	$204

Loss ratio (2)	53.8%	92.1%	65.6%	71.4%	166.0%	96.7%	65.9%
Acquisition ratio (3)	23.0	21.6	21.1	22.4	20.3	21.3	21.3

Technical ratio (4)	76.8%	113.7%	86.7%	93.8%	186.3%	118.0%	87.2%
Other operating expense ratio (5)	7.9	8.0	6.4	7.9	7.4	7.4	7.8

Combined ratio (6)	84.7%	121.7%	93.1%	101.7%	193.7%	125.4%	95.0%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended March 31, 2012, net premiums written and net premiums earned include foreign exchange impacts of ($12.0) million and ($5.9) million, respectively, compared to the three months ended March 31, 2011.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

North America sub-segment

	For the three months ended					For the year ended
	March 31, 2012 (A)	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2011	December 31, 2010

Net premiums written	$341	$235	$287	$242	$338	$1,104	$1,026

Net premiums earned	$238	$285	$329	$261	$259	$1,135	$1,038

Losses and loss expenses	(133)	(184)	(192)	(190)	(174)	(741)	(577)
Acquisition costs	(66)	(67)	(80)	(63)	(66)	(276)	(288)

Technical result	$39	$34	$57	$8	$19	$118	$173

Loss ratio (2)	55.9%	64.6%	58.4%	72.8%	67.0%	65.3%	55.6%
Acquisition ratio (3)	27.5	23.6	24.3	24.1	25.6	24.3	27.8

Technical ratio (4)	83.4%	88.2%	82.7%	96.9%	92.6%	89.6%	83.4%

Distribution of Net Premiums Written by Major Lines of Business:
Casualty	47%	40%	37%	40%	42%	40%	42%
Property	22	18	19	19	17	18	26
Multiline	12	6	5	5	11	7	5
Motor	7	9	7	8	10	8	11
Agriculture	5	20	25	23	14	20	8
Credit/Surety	5	4	5	5	5	5	6
Other	2	3	2	—	1	2	2

Total	100%	100%	100%	100%	100%	100%	100%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended March 31, 2012, net premiums written and net premiums earned include foreign exchange impacts of ($0.9) million and ($0.6) million, respectively, compared to the three months ended March 31, 2011.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Global (Non-U.S.) P&C sub-segment

	For the three months ended					For the year ended
	March 31, 2012 (A)	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2011	December 31, 2010

Net premiums written	$346	$97	$144	$121	$317	$678	$898

Net premiums earned	$159	$192	$193	$193	$181	$759	$914

Losses and loss expenses	(98)	(188)	(102)	(127)	(150)	(567)	(702)
Acquisition costs	(38)	(45)	(52)	(53)	(40)	(191)	(227)

Technical result	$23	$(41)	$39	$13	$(9)	$1	$(15)

Loss ratio (2)	61.6%	97.8%	52.9%	65.9%	82.8%	74.7%	76.8%
Acquisition ratio (3)	23.9	23.6	26.9	27.6	22.1	25.1	24.9

Technical ratio (4)	85.5%	121.4%	79.8%	93.5%	104.9%	99.8%	101.7%

Distribution of Net Premiums Written by Major Lines of Business:
Property	62%	69%	71%	78%	67%	70%	66%
Motor	27	18	21	14	21	20	22
Casualty	11	13	8	8	12	10	12

Total	100%	100%	100%	100%	100%	100%	100%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended March 31, 2012, net premiums written and net premiums earned include foreign exchange impacts of ($6.1) million and ($3.0) million, respectively, compared to the three months ended March 31, 2011.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Global (Non-U.S.) Specialty sub-segment

	For the three months ended					For the year ended
	March 31, 2012 (A)	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2011	December 31, 2010

Net premiums written	$353	$337	$360	$333	$315	$1,344	$1,391

Net premiums earned	$308	$356	$362	$341	$317	$1,376	$1,405

Losses and loss expenses	(194)	(276)	(247)	(206)	(221)	(950)	(985)
Acquisition costs	(70)	(88)	(82)	(78)	(80)	(328)	(292)

Technical result	$44	$(8)	$33	$57	$16	$98	$128

Loss ratio (2)	63.2%	77.5%	68.3%	60.3%	69.7%	69.1%	70.0%
Acquisition ratio (3)	22.6	24.6	22.7	22.9	25.3	23.8	20.8

Technical ratio (4)	85.8%	102.1%	91.0%	83.2%	95.0%	92.9%	90.8%

Distribution of Net Premiums Written by Major Lines of Business:
Aviation/Space	14%	20%	16%	14%	12%	16%	16%
Credit/Surety	21	19	18	20	25	20	16
Energy	4	8	11	7	7	8	8
Engineering	11	15	13	12	14	14	14
Marine	20	21	20	21	18	20	20
Specialty casualty	14	2	4	7	19	8	11
Specialty property	9	11	13	12	4	10	8
Other	7	4	5	7	1	4	7

Total	100%	100%	100%	100%	100%	100%	100%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended March 31, 2012, net premiums written and net premiums earned include foreign exchange impacts of ($3.9) million and ($3.0) million, respectively, compared to the three months ended March 31, 2011.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Catastrophe sub-segment

	For the three months ended					For the year ended
	March 31, 2012 (A)	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2011	December 31, 2010

Net premiums written	$215	$21	$89	$161	$292	$562	$646

Net premiums earned	$90	$142	$199	$110	$124	$574	$672

Losses and loss expenses	(2)	(250)	(169)	(123)	(918)	(1,459)	(393)
Acquisition costs	(9)	(11)	(15)	(9)	8	(26)	(49)

Technical result	$79	$(119)	$15	$(22)	$(786)	$(911)	$230

Loss ratio (2)	2.1%	175.9%	85.0%	111.7%	743.0%	254.2%	58.5%
Acquisition ratio (3)	10.5	7.6	7.4	8.1	(6.7)	4.5	7.2

Technical ratio (4)	12.6%	183.5%	92.4%	119.8%	736.3%	258.7%	65.7%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended March 31, 2012, net premiums written and net premiums earned include foreign exchange impacts of ($1.1) million and $0.7 million, respectively, compared to the three months ended March 31, 2011.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Life segment

	For the three months ended					For the year ended
	March 31, 2012 (A)	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2011	December 31, 2010

Net premiums written	$215	$190	$194	$195	$206	$786	$742

Net premiums earned	$194	$203	$203	$201	$184	$792	$744

Life policy benefits	(149)	(171)	(168)	(166)	(145)	(650)	(624)
Acquisition costs	(29)	(28)	(33)	(26)	(30)	(117)	(116)

Technical result	$16	$4	$2	$9	$9	$25	$4

Other income	—	1	—	—	—	1	2
Other operating expenses	(12)	(15)	(12)	(13)	(12)	(53)	(57)

Underwriting result	$4	$(10)	$(10)	$(4)	$(3)	$(27)	$(51)

Net investment income	17	16	19	16	15	66	71

Allocated underwriting result (1)	$21	$6	$9	$12	$12	$39	$20

Distribution of Net Premiums Written by Major Lines of Business:
Mortality	71%	66%	71%	72%	76%	71%	70%
Longevity	27	31	26	25	21	26	27
Health	2	3	3	3	3	3	3

Total	100%	100%	100%	100%	100%	100%	100%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended March 31, 2012, net premiums written and net premiums earned include foreign exchange impacts of ($4.2) million and ($3.7) million, respectively, compared to the three months ended March 31, 2011.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Corporate and Other

		For the three months ended				For the year ended
	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2011	December 31, 2010

Technical result	$1	$3	$4	$(1)	$—	$6	$—

Other income	1	—	—	1	1	3	3
Corporate expenses - acquisition related	—	—	(1)	(1)	(2)	(4)	(16)
Corporate expenses - voluntary termination plan	—	—	—	—	—	—	(41)
Corporate expenses (1)	(20)	(16)	(19)	(25)	(19)	(79)	(94)
Other operating expenses	(3)	(4)	(3)	(4)	(5)	(16)	(15)

Net investment income	130	140	145	142	137	563	602

Net realized and unrealized investment gains (losses)	193	74	26	78	(112)	67	402
Interest expense	(12)	(12)	(12)	(12)	(12)	(49)	(44)
Amortization of intangible assets	(9)	(9)	(9)	(9)	(9)	(36)	(31)
Net foreign exchange (losses) gains	(3)	15	11	9	—	34	(21)
Income tax (expense) benefit	(67)	(3)	(42)	(50)	26	(69)	(129)
Interest in earnings (losses) of equity investments	5	(2)	(5)	(1)	1	(6)	13

(1)	The Company’s corporate expenses for the year ended December 31, 2010 includes $13 million of corporate expenses related to Paris Re.

PartnerRe Ltd.

Distribution of Premiums

(Unaudited)

	For the three months ended					For the year ended
	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2011	December 31, 2010

Distribution of Net Premiums Written by Line of Business:
Non-life
Property and casualty
Casualty	13%	12%	11%	10%	12%	11%	11%
Property	19	12	14	13	18	15	18
Motor	8	4	5	3	7	5	7
Multiline and other	3	2	3	2	2	2	2
Specialty
Agriculture	3	7	8	7	4	7	4
Aviation/Space	4	9	5	5	3	5	5
Catastrophe	15	2	8	15	20	13	14
Credit/Surety	6	8	7	8	6	7	6
Energy	1	3	4	2	2	2	2
Engineering	3	6	4	4	3	4	4
Marine	5	8	7	7	4	6	6
Specialty casualty	3	1	1	2	4	2	3
Specialty property	2	4	5	4	1	3	2
Life	15	22	18	18	14	18	16

	100%	100%	100%	100%	100%	100%	100%

Distribution of Gross Premiums Written by Geography:
Europe	48%	45%	38%	40%	43%	41%	43%
North America	33	34	37	36	36	36	36
Latin America, Caribbean and Africa	10	11	12	11	10	11	11
Asia, Australia and New Zealand	9	10	13	13	11	12	10

	100%	100%	100%	100%	100%	100%	100%

Distribution of Gross Premiums Written by Production Source:
Broker	72%	68%	74%	75%	72%	72%	73%
Direct	28	32	26	25	28	28	27

	100%	100%	100%	100%	100%	100%	100%

PartnerRe Ltd.

Distribution of Premiums

(Unaudited)

	For the three months ended					For the year ended
	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2011	December 31, 2010

Distribution of Gross Premiums Written by Reinsurance Type for the Non-life sub-segment:

North America
Non-Proportional	50%	16%	26%	25%	47%	30%	33%
Proportional	50	84	74	75	53	70	67

Total	100%	100%	100%	100%	100%	100%	100%

Global (Non-U.S.) P&C
Non-Proportional	34%	11%	19%	10%	34%	23%	23%
Proportional	66	89	81	90	66	77	77

Total	100%	100%	100%	100%	100%	100%	100%

Global (Non-U.S.) Specialty
Non-Proportional	31%	7%	17%	20%	33%	19%	22%
Proportional	69	93	83	80	67	81	78

Total	100%	100%	100%	100%	100%	100%	100%

Catastrophe
Non-Proportional	98%	96%	98%	98%	98%	98%	99%
Proportional	2	4	2	2	2	2	1

Total	100%	100%	100%	100%	100%	100%	100%

Non-life total
Non-Proportional	49%	13%	29%	35%	52%	35%	38%
Proportional	51	87	71	65	48	65	62

Total	100%	100%	100%	100%	100%	100%	100%

PartnerRe Ltd.

Investment Portfolio

(Expressed in millions of U.S. dollars)

(Unaudited)

	March 31, 2012			December 31, 2011			September 30, 2011			June 30, 2011			March 31, 2011			December 31, 2010
Investments:
Fixed maturities
U.S. government	$1,066		7%	$1,090		7%	$1,162		7%	$1,291		8%	$745		5%	$673		5%
Government Sponsored Enterprises (GSEs)	23		—	26		—	26		—	184		1	216		2	233		2
U.S. states, territories and municipalities	130		1	124		1	101		1	99		1	68		—	67		—
Non-U.S. sovereign government, supranational and government related	3,070		19	2,964		19	3,230		20	3,258		20	3,068		21	2,819		20
Corporates	6,067		39	5,747		38	6,120		39	5,830		37	6,199		42	6,144		43
Mortgage/asset-backed securities	4,056		26	3,991		26	3,717		24	3,745		23	2,963		20	2,889		20

Total fixed maturities	14,412		92	13,942		91	14,356		91	14,407		90	13,259		90	12,825		90
Short-term investments	39		—	42		—	98		1	216		2	81		1	49		—
Equities	943		6	945		6	1,001		6	995		6	1,053		7	1,072		8
Other invested assets	361		2	358		3	335		2	338		2	292		2	352		2

Total investments	$15,755		100%	$15,287		100%	$15,790		100%	$15,956		100%	$14,685		100%	$14,298		100%

Cash and cash equivalents	1,210			1,343			1,073			1,607			2,010			2,111
Total investments and cash	$16,965			$16,630			$16,863			$17,563			$16,695			$16,409

Maturity distribution:
One year or less	$597		4%	$571		4%	$576		4%	$970		7%	$1,004		8%	$930		7%
More than one year through five years	5,038		35	4,923		35	5,580		39	5,404		37	5,113		38	5,022		39
More than five years through ten years	3,954		27	3,713		26	3,840		26	3,831		26	3,613		27	3,418		27
More than ten years	806		6	786		6	741		5	673		4	647		5	615		5

Subtotal	10,395		72	9,993		71	10,737		74	10,878		74	10,377		78	9,985		78
Mortgage/asset-backed securities	4,056		28	3,991		29	3,717		26	3,745		26	2,963		22	2,889		22

Total	$14,451		100%	$13,984		100%	$14,454		100%	$14,623		100%	$13,340		100%	$12,874		100%

Credit quality by market value: (A) (B)
AAA	18%			25%			28%			58%			52%			51%
AA	42			37			35			7			8			9
A	21			21			21			19			21			22
BBB	13			11			11			10			12			11
Below Investment Grade/Unrated	6			6			5			6			7			7

	100%			100%			100%			100%			100%			100%

Expected average duration	2.9	Yrs		2.9	Yrs		3.0	Yrs		3.0	Yrs		2.9	Yrs		3.0	Yrs
Average yield to maturity at market	2.3%			2.4%			2.5%			2.9%			3.1%			2.9%
Average credit quality	AA			AA			AA			AA			AA			AA

(A)	The decrease in AAA rated securities and the corresponding increase in AA rated securities at September 30, 2011 compared to June 30, 2011 largely reflects Standard & Poor’s decision in August 2011 to downgrade, from AAA to AA+, U.S. Government securities and other securities that carry either an explicit or an implicit guarantee of the U.S. Government. While other rating agencies did not take a similar rating action, it is the Company’s policy to use Standard & Poor’s ratings, when available, to rate its investments.
(B)	The decrease in AAA rated securities and the corresponding increase in AA rated securities at March 31, 2012 compared to December 31, 2011 largely reflects Standard & Poor’s decision in January 2012 to downgrade 9 Eurozone sovereign governments. While other rating agencies did not take similar action, it is the Company’s policy to use Standard & Poor’s ratings, when available, to rate its investments.

PartnerRe Ltd.

Distribution of Corporate Bonds

(Expressed in thousands of U.S. dollars)

(Unaudited)

		March 31, 2012
	Fair Value	Percentage to Total Fair Value of Corporate Bonds	Percentage to Invested Assets and cash	Largest Single issuer as a Percentage of Invested Assets and cash
Distribution by sector - Corporate bonds
Finance	$1,336,230	22.0%	7.9%	0.8%
Consumer noncyclical	806,371	13.3	4.8	0.3
Communications	623,960	10.3	3.7	0.5
Utilities	617,603	10.2	3.6	0.3
Government guaranteed corporate debt	450,896	7.4	2.7	0.4
Energy	421,232	6.9	2.5	0.4
Industrials	390,359	6.4	2.3	0.2
Consumer cyclical	336,534	5.6	2.0	0.3
Insurance	264,533	4.4	1.5	0.2
Materials	226,872	3.7	1.3	0.1
Catastrophe bonds	204,606	3.4	1.2	0.2
Longevity and mortality bonds	164,137	2.7	1.0	0.4
Technology	136,471	2.2	0.8	0.2
Real estate investment trusts	70,129	1.2	0.4	0.1
Diversified	16,971	0.3	0.1	—

Total Corporate bonds	$6,066,904	100.0%	35.8%

Finance sector - Corporate bonds
Banks	$613,686	10.1%	3.6%
Investment banking and brokerage	325,179	5.4	1.9
Commercial and consumer finance	169,633	2.8	1.0
Financial services	164,570	2.7	1.0
Other	63,162	1.0	0.4

Total finance sector - Corporate bonds	$1,336,230	22.0%	7.9%

	AAA	AA	A	BBB	Non-Investment Grade/Unrated	Total
Credit quality of finance sector - Corporate bonds
Banks	$31,143	$60,723	$435,936	$77,263	$8,621	$613,686
Investment banking and brokerage	—	—	304,398	19,848	933	325,179
Commercial and consumer finance	—	9,390	87,262	72,981	—	169,633
Financial services	—	136,764	25,984	1,822	—	164,570
Other	—	14,867	13,470	28,525	6,300	63,162

Total finance sector - Corporate bonds	$31,143	$221,744	$867,050	$200,439	$15,854	$1,336,230

% of total	2%	17%	65%	15%	1%	100%

Concentration of investment risk

The top 10 Corporate bond issues account for 16.1% of the Company’s total corporate bonds. The single largest issue accounts for 2.2% of the Company’s total Corporate bonds.

PartnerRe Ltd.

Distribution of Equities

(Expressed in thousands of U.S. dollars)

(Unaudited)

		March 31, 2012
	Fair Value	Percentage to Total Fair Value of Equities	Percentage to Invested Assets and Cash	Largest Single Issuer as a Percentage of Invested Assets and Cash
Distribution by sector - Equities
Consumer noncyclical	$100,053	17.1%	0.6%	—%
Finance	82,909	14.2	0.5	0.1
Technology	68,296	11.7	0.4	0.1
Energy	67,632	11.5	0.4	0.1
Insurance	57,743	9.9	0.4	0.1
Communications	53,219	9.1	0.3	—
Industrials	48,762	8.3	0.3	—
Consumer cyclical	46,014	7.8	0.3	—
Materials	23,564	4.0	0.1	—
Utilities	23,404	4.0	0.1	—
Real estate investment trusts	12,108	2.1	0.1	—
Diversified	1,790	0.3	—	—

Total equities	$585,494	100.0%	3.5%

Mutual funds and exchange traded funds (ETFs)
Funds holding fixed income securities	262,461		1.5
Funds and ETFs holding equities	95,503		0.6

Total equities	$943,458		5.6%

Concentration of investment risk

The single largest fund in funds and ETFs holding equities is an emerging markets fixed income fund, which accounts for 19.2% of the Company’s total equities. Excluding equity securities held in mutual funds and exchange traded funds, the top 10 common stock issuers account for 19.7% of the Company’s total equities. Excluding equity securities held in mutual funds and exchange traded funds, the single largest issuer accounts for 3.0% of the Company’s total equities.

PartnerRe Ltd.

Distribution of Mortgage/Asset-Backed Securities

(Expressed in thousands of U.S. dollars)

(Unaudited)

Fixed Maturities - Mortgage/Asset-Backed Securities by type and by rating

	Rating at March 31, 2012
	GNMA	GSEs	AAA	AA	A	BBB	Non-Investment Grade/Unrated	Total

U.S. Asset-Backed Securities	$—	$—	$46,577	$64,242	$75,183	$13,102	$294,990	$494,094
U.S. Collaterized Mortgage Obligations	—	3,394	—	—	—	—	1	3,395
U.S. Mortgage Backed Securities (MBS)	757,649	2,055,867	—	—	—	—	—	2,813,516
U.S. Commercial Mortgage Backed Securities (CMBS)	—	—	37,732	—	8,379	2,132	2,213	50,456
U.S. MBS Interest Only	53,251	126,672	13,387	—	—	—	79,278	272,588

	$810,900	$2,185,933	$97,696	$64,242	$83,562	$15,234	$376,482	$3,634,049

Non-U.S. Asset-Backed Securities	$—	$—	$92,436	$15,194	$36,984	$—	$—	$144,614
Non-U.S. Collaterized Mortgage Obligations	—	—	194,405	31,406	27,215	—		253,026
Non-U.S. Commercial Mortgage Backed Securities (CMBS)	—	—	23,800	—	—	—	—	23,800

	$—	$—	$310,641	$46,600	$64,199	$—	$—	$421,440

Total mortgage/asset-backed securities	$810,900	$2,185,933	$408,337	$110,842	$147,761	$15,234	$376,482	$4,055,489

Corporate Securities	—	23,424	—	—	—	—	—	23,424

Total	$810,900	$2,209,357	$408,337	$110,842	$147,761	$15,234	$376,482	$4,078,913

% of total	20%	54%	10%	3%	4%	—%	9%	100%

PartnerRe Ltd.

Other Invested Assets including Private Markets and Derivative Exposures

(Expressed in thousands of U.S. dollars)

(Unaudited)

Carrying and Notional Values of Private Markets Investments and Other Invested Assets

	March 31, 2012					December 31, 2011		September 30, 2011
	Investments	Fair Value of Derivatives	Carrying Value	Net Notional Amount of Derivatives	Total Net Exposures (1)	Carrying Value	Total Net Exposures (1)	Carrying Value	Total Net Exposures (1)
Private Markets Investments

Principal Finance - Investments	$152,749	$—	$152,749	$—	$152,749	$170,092	$170,092	$190,360	$190,360
Principal Finance - Derivative Exposure Assumed	—	(985)	(985)	120,386	119,401	(2,174)	127,114	(14,968)	144,433
Insurance-Linked Securities	—	(3,528)	(3,528)	160,964	157,436	(968)	135,407	(2,005)	152,370
Commodities Futures	—	(1,668)	(1,668)	48,939	47,271	(1,756)	46,223	(6,309)	43,946
Strategic Investments	181,750	—	181,750	—	181,750	179,348	179,348	188,243	188,243

Total other invested assets - Private Markets Exposure Assumed	334,499	(6,181)	328,318	330,289	658,607	344,542	658,184	355,321	719,352

Other Credit Derivatives - Exposure Assumed	—	322	322	5,000	5,322	246	5,246	181	5,181
Other Credit Derivatives - Protection Purchased	—	(1,447)	(1,447)	(95,301)	(96,748)	(1,193)	(96,154)	(1,005)	(101,392)

Other (2)	9,614	24,087	33,701			14,559		(19,506)

Total other invested assets	$344,113	$16,781	$360,894			$358,154		$334,991

(1)	The total net exposures originated in Private Markets are $1,639 million at March 31, 2012 ($1,629 million and $1,717 million at December 31, 2011 and September 30, 2011, respectively). In addition to the net exposures listed above of $659 million ($658 million and $719 million at December 30, 2011 and September 30, 2011, respectively), the Company has the following other net exposures originated in Private Markets:

•

Principal Finance: $543 million of assets listed under Investments - Fixed Maturities and $7 million listed under Investments - Equities for a total exposure of $822 million ($824 million and $835 million at December 31, 2011 and September 30, 2011, respectively).

•

Insurance -Linked Securities: $372 million of bonds listed under Investments - Fixed Maturities and $38 million of limits on transactions that use reinsurance accounting for a total exposure of $567 million ($562 million and $642 million at December 31, 2011 and September 30, 2011, respectively).

•

Strategic Investments: $7 million of assets listed under Investments - Fixed Maturities, $12 million under Investments - Equities, and $2 million of assets listed under Other Assets for a total exposure of $203 million ($197 million and $196 million at December 31, 2011 and September 30, 2011, respectively).

(2)	Other includes foreign currency and fixed income hedging instruments used to manage currency and duration exposure, respectively, and other miscellaneous invested assets.

PartnerRe Ltd.

Funds Held - Directly Managed Portfolio

(Expressed in millions of U.S. dollars)

(Unaudited)

	March 31, 2012			December 31, 2011			September 30, 2011			June 30, 2011			March 31, 2011			December 31, 2010
Investments:
Fixed maturities
U.S. government	$218		19%	$111		11%	$111		10%	$77		7%	$76		6%	$95		6%
Government Sponsored Enterprises (GSEs)	157		14	158		15	156		13	154		13	155		13	193		12
Non-U.S. sovereign government, supranational and government related	290		25	275		26	303		26	313		27	360		29	385		25
Corporates	460		40	480		45	531		46	551		47	571		47	799		52
Mortgage/asset-backed securities	—		—	—		—	—		—	—		—	—		—	12		1

Total fixed maturities	1,125		98	1,024		97	1,101		95	1,095		94	1,162		95	1,484		96
Short-term investments	2		—	18		2	35		3	42		4	44		3	38		3
Other invested assets	18		2	16		1	18		2	22		2	23		2	21		1

Total investments	$1,145		100%	$1,058		100%	$1,154		100%	$1,159		100%	$1,229		100%	$1,543		100%

Cash and cash equivalents	47			176			135			149			111			129
Total investments and cash	$1,192			$1,234			$1,289			$1,308			$1,340			$1,672

Accrued investment income	14			14			17			15			18			20
Other funds held assets/liabilities	58			20			17			57			156			80

Total funds held - directly managed	$1,264			$1,268			$1,323			$1,380			$1,514			$1,772

Maturity distribution:
One year or less	$192		17%	$227		22%	$203		18%	$223		20%	$241		20%	$289		19%
More than one year through five years	705		63	573		55	646		57	621		55	647		54	814		53
More than five years through ten years	203		18	215		20	260		23	266		23	288		24	376		25
More than ten years	27		2	27		3	27		2	27		2	30		2	31		2

Subtotal	1,127		100	1,042		100	1,136		100	1,137		100	1,206		100	1,510		99
Mortgage/asset-backed securities	—		—	—		—	—		—	—		—	—		—	12		1

Total	$1,127		100%	$1,042		100%	$1,136		100%	$1,137		100%	$1,206		100%	$1,522		100%

Credit quality by market value: (A) (B)
AAA	15%			22%			23%			43%			42%			45%
AA	59			50			50			30			30			27
A	21			24			23			23			24			24
BBB	5			4			4			4			4			4

	100%			100%			100%			100%			100%			100%

Expected average duration	3.0	Yrs		2.7	Yrs		2.9	Yrs		3.1	Yrs		3.1	Yrs		3.1	Yrs
Average yield to maturity at market	1.4%			1.7%			1.8%			2.1%			2.4%			2.4%
Average credit quality	AA			AA			AA			AA			AA			AA

(A)	The decrease in AAA rated securities and the corresponding increase in AA rated securities at September 30, 2011 compared to June 30, 2011 largely reflects Standard & Poor’s decision in August 2011 to downgrade, from AAA to AA+, U.S. Government securities and other securities that carry either an explicit or an implicit guarantee of the U.S. Government. While other rating agencies did not take a similar rating action, it is the Company’s policy to use Standard & Poor’s ratings, when available, to rate its investments.
(B)	The decrease in AAA rated securities and the corresponding increase in AA rated securities at March 31, 2012 compared to December 31, 2011 largely reflects Standard & Poor’s decision in January 2012 to downgrade 9 Eurozone sovereign governments. While other rating agencies did not take similar action, it is the Company’s policy to use Standard & Poor’s ratings, when available, to rate its investments.

PartnerRe Ltd.

Distribution of Corporate Bonds

Funds Held - Directly Managed Portfolio

(Expressed in thousands of U.S. dollars)

(Unaudited)

		March 31, 2012
	Fair Value	Percentage to Total Fair Value of Corporate Bonds	Percentage to Funds Held - Directly Managed Investments and cash	Largest Single issuer as a Percentage of Funds Held - Directly Managed Investments and cash
Distribution by sector - Corporate bonds
Finance	$212,172	46.1%	17.8%	1.2%
Consumer noncyclical	67,322	14.6	5.6	0.8
Energy	50,826	11.1	4.3	0.9
Utilities	30,465	6.6	2.6	0.5
Government guaranteed corporate debt	20,469	4.4	1.7	1.1
Materials	20,389	4.4	1.7	0.4
Communications	18,921	4.1	1.6	0.4
Consumer cyclical	13,124	2.9	1.1	0.7
Technology	12,196	2.7	1.0	0.4
Industrials	9,160	2.0	0.8	0.3
Real estate investment trusts	3,524	0.8	0.3	0.3
Insurance	1,532	0.3	0.1	0.1

Total Corporate bonds	$460,100	100.0%	38.6%

Finance sector - Corporate bonds
Banks	$124,117	27.0%	10.4%
Investment banking and brokerage	39,110	8.5	3.3
Financial services	29,727	6.4	2.5
Commercial and consumer finance	15,170	3.3	1.3
Other	4,048	0.9	0.3

Total finance sector - Corporate bonds	$212,172	46.1%	17.8%

	AAA	AA	A	BBB	Total
Credit quality of finance sector - Corporate bonds
Banks	$20,184	$51,722	$40,892	$11,319	$124,117
Investment banking and brokerage	24,247	—	14,863	—	39,110
Financial services	4,512	20,781	4,434	—	29,727
Commercial and consumer finance	8,240	—	2,929	4,001	15,170
Other	—	—	4,048	—	4,048

Total finance sector - Corporate bonds	$57,183	$72,503	$67,166	$15,320	$212,172

% of total	27%	34%	32%	7%	100%

Concentration of investment risk

The Top 10 corporate bond issuers account for 24.3% of the Company’s total corporate bonds within the Funds Held - Directly Managed Portfolio. The single largest issuer accounts for 3.2% of the Company’s total corporate bonds within the Funds Held - Directly Managed portfolio.

PartnerRe Ltd.

Composition of Net Investment Income and Net Realized and Unrealized Investment Gains (Losses)

(Expressed in thousands of U.S. dollars)

(Unaudited)

	For the three months ended					For the year ended
	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2011	December 31, 2010

Fixed maturities	$133,490	$138,233	$145,861	$141,535	$135,947	$561,576	$580,258
Short-term investments, cash and cash equivalents	596	571	887	1,142	1,243	3,843	8,541
Equities	3,513	4,758	4,322	6,545	4,190	19,815	20,794
Funds held and other	10,602	11,095	14,522	11,295	12,590	49,502	52,794
Funds held - directly managed	8,593	11,936	9,180	8,635	8,168	37,919	51,775
Investment expenses	(9,898)	(11,053)	(11,125)	(10,824)	(10,505)	(43,507)	(41,380)

Net investment income (1)	$146,896	$155,540	$163,647	$158,328	$151,633	$629,148	$672,782

Net realized investment gains on fixed maturities and short-term investments	$17,398	$73,155	$63,611	$13,007	$7,434	$157,207	$173,426
Net realized investment gains on equities	41,421	25,136	2,480	26,219	37,031	90,866	44,736
Net realized gains (losses) on other invested assets	3,527	(27,529)	(97,741)	(63,269)	12,244	(176,295)	(68,568)
Change in net unrealized gains (losses) on other invested assets	20,428	(1,360)	(212)	(7,253)	(37,453)	(46,278)	3,742
Change in net unrealized investment gains (losses) on fixed maturities and short-term investments	47,821	(51,964)	189,956	131,101	(140,869)	128,224	142,634
Change in net unrealized investment gains (losses) on equities	50,771	57,314	(145,095)	(30,197)	16,118	(101,860)	64,825
Net other realized and unrealized investment gains	4,639	2,400	1,193	23	1	3,617	13,335
Net realized and unrealized investment gains (losses) on funds held - directly managed	6,730	(2,599)	11,947	8,568	(6,705)	11,211	27,352

Net realized and unrealized investment gains (losses)	$192,735	$74,553	$26,139	$78,199	$(112,199)	$66,692	$401,482

(1)	Comparisons of net investment income between periods include the impact of foreign exchange variances. For the three months ended March 31, 2012, net investment income includes foreign exchange impacts of ($0.6) million compared to the three months ended March 31, 2011.

PartnerRe Ltd.

Composition of Net Investment Income and Net Realized and Unrealized Investment Gains (Losses)

Funds Held - Directly Managed Portfolio

(Expressed in thousands of U.S. dollars)

(Unaudited)

		For the three months ended				For the year ended
	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2011	December 31, 2010

Fixed maturities	$7,620	$7,684	$7,778	$8,130	$7,950	$31,542	$46,200
Short-term investments, cash and cash equivalents	171	681	667	380	178	1,906	1,607
Other	716	3,779	968	326	329	5,402	6,078
Investment expenses	86	(208)	(233)	(201)	(289)	(931)	(2,110)

Net investment income	$8,593	$11,936	$9,180	$8,635	$8,168	$37,919	$51,775

Net realized investment (losses) gains on fixed maturities and short-term investments	$(386)	$(496)	$121	$471	$5,273	$5,369	$1,041
Net realized investment gains (losses) on other invested assets	—	49	(93)	2	—	(42)	1,635
Change in net unrealized investment gains (losses) on fixed maturities and short-term investments	5,883	(868)	14,676	10,756	(12,250)	12,314	27,568
Change in net unrealized investment gains (losses) on other invested assets	1,233	(1,284)	(2,757)	(2,661)	272	(6,430)	(2,892)

Net realized and unrealized investment gains (losses) on funds held - directly managed	$6,730	$(2,599)	$11,947	$8,568	$(6,705)	$11,211	$27,352

PartnerRe Ltd.

Analysis of Unpaid Losses and Loss Expenses

(Expressed in thousands of U.S. dollars)

(Unaudited)

	As at and for the three months ended					As at and for the year ended
	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2011	December 31, 2010

Reconciliation of beginning and ending liability for unpaid losses and loss expenses:

Gross liability at beginning of period	$11,273,091	$11,352,599	$12,016,271	$11,887,316	$10,666,604	$10,666,604	$10,811,483
Reinsurance recoverable at beginning of period	(353,105)	(359,203)	(378,581)	(383,446)	(348,747)	(348,747)	(336,352)

Net liability at beginning of period	10,919,986	10,993,396	11,637,690	11,503,870	10,317,857	10,317,857	10,475,131

Net incurred losses related to:
Current year	590,814	949,645	889,469	809,445	1,604,208	4,252,766	3,137,874
Prior years	(163,603)	(51,573)	(175,961)	(161,022)	(141,901)	(530,457)	(477,883)

	427,211	898,072	713,508	648,423	1,462,307	3,722,309	2,659,991

Change in reserve agreement (1)	(34,792)	(18,682)	(14,630)	(27,705)	(367)	(61,383)	(66,783)

Net losses paid	(648,377)	(785,542)	(1,062,917)	(616,941)	(525,159)	(2,990,559)	(2,579,018)

Effects of foreign exchange rate changes	143,713	(167,258)	(280,255)	130,043	249,232	(68,238)	(171,464)

Net liability at end of period	10,807,741	10,919,986	10,993,396	11,637,690	11,503,870	10,919,986	10,317,857
Reinsurance recoverable at end of period	335,613	353,105	359,203	378,581	383,446	353,105	348,747

Gross liability at end of period	$11,143,354	$11,273,091	$11,352,599	$12,016,271	$11,887,316	$11,273,091	$10,666,604

Breakdown of gross liability at end of period:
Case reserves	$5,189,842	$5,187,761	$5,198,774	$5,093,142	$4,971,016	$5,187,761	$4,652,281
Additional case reserves	550,945	495,593	563,690	1,284,603	477,079	495,593	326,721
Incurred but not reported reserves	5,402,567	5,589,737	5,590,135	5,638,526	6,439,221	5,589,737	5,687,602

Gross liability at end of period	$11,143,354	$11,273,091	$11,352,599	$12,016,271	$11,887,316	$11,273,091	$10,666,604

Breakdown of gross liability at end of period by Non-life sub-segment:
North America	$3,292,254	$3,287,364	$3,294,447	$3,293,224	$3,287,790	$3,287,364	$3,211,622
Global (Non-U.S.) P&C	2,671,384	2,631,593	2,726,094	2,911,178	2,970,488	2,631,593	2,804,937
Global (Non-U.S.) Specialty	3,930,158	3,922,404	3,902,088	3,970,089	3,907,487	3,922,404	3,781,341
Catastrophe	1,249,558	1,431,730	1,429,970	1,841,780	1,721,551	1,431,730	868,704

Gross liability at end of period	$11,143,354	$11,273,091	$11,352,599	$12,016,271	$11,887,316	$11,273,091	$10,666,604

Unrecognized time value of non-life reserves	$618,317	$560,860	$614,961	$968,950	$1,072,236	$560,860	$949,210

Non-life paid loss ratio data:
Non-life paid losses to incurred losses ratio	151.8%	87.5%	149.0%	95.1%	35.9%	80.3%	97.0%
Non-life paid losses to net premiums earned ratio	81.5%	80.3%	97.5%	68.1%	59.6%	77.6%	63.9%

(1)	The change in the reserve agreement is due to favorable development on Paris Re’s reserves which are guaranteed by Axa under the reserve agreement.

PartnerRe Ltd.

Analysis of Policy Benefits for Life and Annuity Contracts

(Expressed in thousands of U.S. dollars)

(Unaudited)

	As at and for the three months ended					As at and for the year ended
	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2011	December 31, 2010

Reconciliation of beginning and ending policy benefits for life and annuity contracts:

Gross liability at beginning of period	$1,645,662	$1,678,201	$1,726,180	$1,670,768	$1,750,410	$1,750,410	$1,615,193
Reinsurance recoverable at beginning of period	(9,874)	(10,633)	(11,624)	(11,120)	(14,739)	(14,739)	(20,465)

Net liability at beginning of period	1,635,788	1,667,568	1,714,556	1,659,648	1,735,671	1,735,671	1,594,728

Net incurred losses related to:
Current year	160,204	175,199	163,065	163,884	148,623	650,771	611,795
Prior years	(10,929)	(4,067)	5,053	2,216	(3,713)	(510)	11,832

	149,275	171,132	168,118	166,100	144,910	650,261	623,627

Net losses paid (1)	(131,047)	(154,225)	(141,734)	(130,994)	(291,973)	(718,926)	(419,944)

Effects of foreign exchange rate changes	44,745	(48,687)	(73,372)	19,802	71,040	(31,218)	(62,740)

Net liability at end of period	1,698,761	1,635,788	1,667,568	1,714,556	1,659,648	1,635,788	1,735,671
Reinsurance recoverable at end of period	9,221	9,874	10,633	11,624	11,120	9,874	14,739

Gross liability at end of period	$1,707,982	$1,645,662	$1,678,201	$1,726,180	$1,670,768	$1,645,662	$1,750,410

(1)	Net losses paid for the three months ended March 31, 2011 and for the year ended December 31, 2011 include an approximate $131 million reduction in policy benefits for life and annuity contracts related to the recapture by the cedant of a large longevity treaty that was written on a funds held basis. Contemporaneously, the treaty was rewritten on a net settled mortality swap basis.

PartnerRe Ltd.

Reserve Development

(Expressed in thousands of U.S. dollars)

(Unaudited)

	For the three months ended					For the year ended
	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2011	December 31, 2010

Prior year net favorable (adverse) reserve development:

Non-life segment:
North America	$61,717	$20,178	$74,769	$54,513	$39,720	$189,180	$165,780
Global (Non-U.S.) P&C	27,683	26,369	34,945	22,228	32,454	115,995	97,539
Global (Non-U.S.) Specialty	55,428	6,478	30,027	57,847	34,623	128,975	170,931
Catastrophe	18,775	(1,452)	36,220	26,434	35,104	96,307	43,633

Total Non-life net prior year reserve development	$163,603	$51,573	$175,961	$161,022	$141,901	$530,457	$477,883

Non-life segment:
Net prior year reserve development due to changes in premiums	$(26,333)	$(24,150)	$(8,461)	$2,424	$(28,314)	$(58,501)	$(7,509)
Net prior year reserve development due to all other factors (2)	189,936	75,723	184,422	158,598	170,215	588,958	485,392

Total Non-life net prior year reserve development	$163,603	$51,573	$175,961	$161,022	$141,901	$530,457	$477,883

Life segment:
Net prior year reserve development due to GMDB (1)	$9,569	$(32)	$(5,475)	$(214)	$10,967	$5,245	$16,725
Net prior year reserve development due to all other factors (2)	1,360	4,099	422	(2,002)	(7,254)	(4,735)	(28,557)

Total Life net prior year reserve development	$10,929	$4,067	$(5,053)	$(2,216)	$3,713	$510	$(11,832)

(1)	The guaranteed minimum death benefit (GMDB) reserves are sensitive to volatility in certain referenced global equity markets. At March 31, 2012, a 10% increase in the referenced global equity market would have decreased reserves by approximately $3.8 million, while a 10% decrease in the referenced global equity market would have increased reserves by approximately $4.9 million.
(2)	Net prior year reserve development due to all other factors includes, but is not limited to loss experience, changes in assumptions and changes in methodology.

PartnerRe Ltd.

Natural Catastrophe Probable Maximum Losses (PMLs)

(Expressed in millions of U.S. dollars)

(Unaudited)

Single occurrence estimated net PML exposure (1)

		January 1, 2012
Zone	Peril	1-in-250 year PML	1-in-500 year PML (Earthquake perils only)

U.S. Southeast	Hurricane	$1,210
U.S. Northeast	Hurricane	1,074
U.S. Gulf Coast	Hurricane	977
Caribbean	Hurricane	280
Europe	Windstorm	922
Japan	Typhoon	128
California	Earthquake	865	$1,086
British Columbia	Earthquake	363	542
Japan	Earthquake	802	851
Australia	Earthquake	478	627
New Zealand	Earthquake	347	385

(1)	The PML estimates are pre-tax and net of retrocession and reinstatement premiums. The peril zones in this disclosure are major peril zones for the industry. The Company has exposures in other peril zones that can potentially generate losses greater than the PML estimates in this disclosure.

The Company estimates that the incremental loss at the 1-in-250 year return period from a U.S. hurricane impacting more than one of the three hurricane risk zones in the United States would be 20% higher than the PML of the largest zone impacted. In addition, there is the potential for a hurricane to impact the Caribbean peril zone and one or more U.S. hurricane peril zones.

For more information regarding cautionary language related to the Natural Catastrophe PML disclosure and the forward-looking statements, as well as uncertainties and limitations associated with certain assumptions and the methodology used, you must refer to the “PartnerRe’s Natural Catastrophe PMLs” document which is available on the Company’s website at www.partnerre. com in the Investor Relations section on the Financial Information page under Supplementary Financial Data.

PartnerRe Ltd.

Reconciliation of GAAP and non-GAAP measures

(in thousands of U.S. dollars, except per share data)

(Unaudited)

	For the three months ended					For the year ended
	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2011	December 31, 2010 (2)

Reconciliation of GAAP and non-GAAP measures:

Annualized return on beginning diluted book value per common share calculated with net income (loss) per share available to common shareholders (1)	24.7%	(2.1)%	10.4%	7.2%	(51.2)%	(9.0)%	12.4%
Less:
Annualized net realized and unrealized investment gains (losses), net of tax, on beginning diluted book value per common share (1)	11.4	3.6	0.4	2.5	(5.6)	0.2	4.6

Annualized net foreign exchange (losses) gains, net of tax, on beginning diluted book value per common share (1)	(0.1)	3.2	—	0.6	0.4	1.0	0.2

Annualized net interest in earnings (losses) of equity investments, net of tax, on beginning diluted book value per common share (1)	0.4	(0.1)	(0.3)	(0.1)	0.1	(0.1)	0.2

Annualized operating return on beginning diluted book value per common share (1)	13.0%	(8.8)%	10.3%	4.2%	(46.1)%	(10.1)%	7.4%

Net income (loss)	$360,141	$(17,643)	$180,123	$124,185	$(806,956)	$(520,291)	$852,552
Less:
Net realized and unrealized investment gains (losses), net of tax	159,221	56,384	6,167	40,954	(88,401)	15,104	301,462
Net foreign exchange (losses) gains, net of tax	(1,630)	50,150	(106)	9,069	7,321	66,433	12,847
Interest in earnings (losses) of equity investments, net of tax	5,450	(1,894)	(4,788)	(1,622)	1,065	(7,239)	11,911
Dividends to preferred shareholders	15,405	15,405	14,352	8,631	8,631	47,020	34,525

Operating earnings (loss) available to common shareholders	$181,695	$(137,688)	$164,498	$67,153	$(735,572)	$(641,609)	$491,807

Per diluted share:
Net income (loss)	$5.24	$(0.49)	$2.43	$1.69	$(11.99)	$(8.40)	$10.46
Less:
Net realized and unrealized investment gains (losses), net of tax	2.42	0.85	0.09	0.60	(1.30)	0.23	3.86
Net foreign exchange (losses) gains, net of tax	(0.02)	0.75	—	0.13	0.11	0.98	0.16
Interest in earnings (losses) of equity investments, net of tax	0.08	(0.03)	(0.07)	(0.02)	0.02	(0.11)	0.15

Operating earnings (loss)	$2.76	$(2.06)	$2.41	$0.98	$(10.82)	$(9.50)	$6.29

(1)	Excluding preferred shares of $893,750 at January 1, 2012 and $520,000 at January 1, 2011 and 2010.
(2)	See basis of presentation for a discussion of the Company’s redefinition of its Operating Earnings (Loss), Diluted Operating Earnings (Loss) per common share and Annualized Operating ROE non-GAAP measures. All periods presented reflect the redefined non-GAAP measures and are as previously published except for the year ended December 31, 2010. For a reconciliation of the previously published non-GAAP measures for the year ended December 31, 2010 to the redefined non-GAAP measures, see the Company’s financial supplement as of December 31, 2011.

PartnerRe Ltd.

Reconciliation of GAAP and non-GAAP measures

(in thousands of U.S. dollars or shares, except per share data)

(Unaudited)

	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010

Reconciliation of GAAP and non-GAAP measures:

Shareholders’ equity	$6,786,871	$6,467,542	$6,707,683	$6,632,044	$6,174,833	$7,206,919
Less:
Preferred shares, aggregate liquidation value	893,750	893,750	893,750	893,750	520,000	520,000

Common shareholders’ equity	5,893,121	5,573,792	5,813,933	5,738,294	5,654,833	6,686,919

Less:
Net unrealized gains on fixed income securities and funds held - directly managed, net of tax	504,386	451,946	501,803	350,653	242,193	364,032

Book value excluding net unrealized gains or losses on fixed income securities and funds held - directly managed, net of tax	$5,388,735	$5,121,846	$5,312,130	$5,387,641	$5,412,640	$6,322,887

Divided by:
Number of common shares and common share equivalents outstanding	65,751.6	65,715.7	68,188.1	68,552.0	68,542.4	71,312.3

Equals:
Diluted book value per common share and common share equivalents outstanding, excluding net unrealized gains or losses on fixed income securities and funds held - directly managed, net of tax	$81.96	$77.94	$77.90	$78.59	$78.97	$88.66

PartnerRe Ltd.

Diluted Book Value per Common Share - Treasury Stock Method (1)

(in thousands of U.S. dollars or shares, except per share data)

(Unaudited)

	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010
Basic book value per common share
Total shareholders’ equity	$6,786,871	$6,467,542	$6,707,683	$6,632,044	$6,174,833	$7,206,919
Less: preferred shares, aggregate liquidation value	(893,750)	(893,750)	(893,750)	(893,750)	(520,000)	(520,000)

Common shareholders’ equity	$5,893,121	$5,573,792	$5,813,933	$5,738,294	$5,654,833	$6,686,919

Basic common shares outstanding	65,313.0	65,322.3	67,749.4	67,737.8	67,439.6	69,986.2

Basic book value per common share	$90.23	$85.33	$85.82	$84.71	$83.85	$95.55

Diluted book value per common share

Common shareholders’ equity	$5,893,121	$5,573,792	$5,813,933	$5,738,294	$5,654,833	$6,686,919

Basic common shares outstanding	65,313.0	65,322.3	67,749.4	67,737.8	67,439.6	69,986.2
Add: Stock options and other	1,099.2	809.4	688.6	2,329.0	2,769.2	3,293.4
Add: Restricted stock units	780.9	489.0	573.9	647.6	825.6	940.4
Less: Stock options and other bought back via treasury stock method	(1,441.5)	(905.0)	(823.8)	(2,162.4)	(2,492.0)	(2,907.7)

Diluted common shares and common share equivalents outstanding	65,751.6	65,715.7	68,188.1	68,552.0	68,542.4	71,312.3

Diluted book value per common share	$89.63	$84.82	$85.26	$83.71	$82.50	$93.77

(1)	This method assumes that proceeds received upon exercise of options will be used to repurchase the Company’s common shares at the average market price. Unvested restricted stock and the dilutive impact of the Company’s forward sale contracts, if any, are also added to determine the diluted common shares and common share equivalents outstanding.

PartnerRe Ltd.

Diluted Book Value per Common Share - Rollforward

(in millions of U.S. dollars, except per share data)

(Unaudited)

	As at and for the three months ended March 31, 2012		As at and for the three months ended March 31, 2011
	Common shareholders’ equity	Diluted book value per common share	Common shareholders’ equity	Diluted book value per common share

Common shareholders’ equity / diluted book value per common share at beginning of period	$5,574	$84.82	$6,687	$93.77

Technical result	202	3.06	(751)	(11.04)
Other operating expenses	(98)	(1.49)	(104)	(1.53)
Net investment income	147	2.23	152	2.23
Amortization of intangible assets	(9)	(0.14)	(9)	(0.13)
Other, net	(10)	(0.14)	(10)	(0.15)
Operating income tax expense	(35)	(0.53)	(5)	(0.07)
Preferred dividends	(15)	(0.23)	(9)	(0.13)

Operating earnings (loss)	182	2.76	(736)	(10.82)

Net realized and unrealized investment gains (losses), net of tax	159	2.42	(88)	(1.30)
Net foreign exchange (losses) gains, net of tax	(2)	(0.02)	7	0.11
Interest in earnings of equity investments, net of tax	6	0.08	1	0.02

Net income (loss) available to common shareholders	345	5.24	(816)	(11.99)

Common share dividends	(41)	(0.62)	(37)	(0.55)
Change in currency translation adjustment	17	0.26	38	0.55
Repurchase of common shares, net	(1)	—	(217)	0.32
Change in other accumulated comprehensive income or loss, net of tax	(1)	(0.02)	—	—

Impact of change in number of common and common share equivalents outstanding	n/a	(0.05)	n/a	0.40

Common shareholders’ equity / diluted book value per common share at end of period	$5,893	$89.63	$5,655	$82.50

PartnerRe Ltd.

Diluted Book Value per Common Share - Rollforward

(in millions of U.S. dollars, except per share data)

(Unaudited)

	As at and for the year ended December 31, 2011		As at and for the year ended December 31, 2010
	Common shareholders’ equity	Diluted book value per common share	Common shareholders’ equity	Diluted book value per common share

Common shareholders’ equity / diluted book value per common share at beginning of period	$6,687	$93.77	$7,126	$84.51

Technical result	(663)	(9.82)	520	6.65
Other operating expenses	(435)	(6.44)	(540)	(6.90)
Net investment income	629	9.31	673	8.60
Amortization of intangible assets	(36)	(0.54)	(31)	(0.40)
Other, net	(42)	(0.61)	(33)	(0.43)
Operating income tax expense	(48)	(0.71)	(62)	(0.79)
Preferred dividends	(47)	(0.69)	(35)	(0.44)

Operating (loss) earnings	(642)	(9.50)	492	6.29

Net realized and unrealized investment gains, net of tax	15	0.23	301	3.86
Net foreign exchange gains, net of tax	67	0.98	13	0.16
Interest in (losses) earnings of equity investments, net of tax	(7)	(0.11)	12	0.15

Net (loss) income available to common shareholders	(567)	(8.40)	818	10.46

Common share dividends	(159)	(2.35)	(158)	(2.05)
Change in currency translation adjustment	(12)	(0.17)	(67)	(0.85)
Repurchase of common shares, net	(358)	0.93	(1,018)	1.15
Preferred shares issuance costs	(12)	(0.18)	—	—
Change in other accumulated comprehensive income or loss, net of tax	(5)	(0.07)	(14)	(0.18)

Impact of change in number of common and common share equivalents outstanding	n/a	1.29	n/a	0.73

Common shareholders’ equity / diluted book value per common share at end of period	$5,574	$84.82	$6,687	$93.77